UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

AMERICA GREAT HEALTH

(Exact name of registrant as specified in its charter)

Wyoming	000-27873	98-0178621
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

1609 W Valley Blvd Unit 338

Alhambra, CA 91803

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 988-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 28, 2021, America Great Health (the “Company”), announced the appointment of Mr. Quinn Chen to replace Mr. Mike Wang as Chief Financial Officer of the Company. The appointment is effective March 28, 2022.

Mr. Chen, age 61, has more than two decades of practice experience in public and private accounting where he specialized in both private and public company financial audits, oversight over financial reporting, cash management, tax compliance, and mergers and acquisitions.

From October 2018 through present date, Mr. Chen was the Chief Financial Officer of NuOrganic Cosmetics. From September 2014 – July 2019, he was a financial controller at Gardiner & Theobald, an independent global consultancy to the construction and property industry. At the same time, he served as the chief tax consultant of real estate investments at 42nd Street Realty, a well- known Times Square Realty Company of New York City, and provided consulting service in the asset management and tax planning of trusts and estates to high-profile. Prior to that, Mr. Chen spent about ten years as an auditor and tax accountant with several public accounting firms in the New York City metropolitan area. Mr. Chen holds a Master of Business Administration from Baruch College, Zicklin School of Business.

Mr. Chen’s initial term of employment is for one year with a probationary period of three months. His initial monthly salary is $6,000. In addition to his monthly salary, Mr. Chen will be award 4,000,000 shares of the Company’s common stock upon the first anniversary of his employment and 3,000,000 shares of the Company’s common stock on each of his second and third anniversaries. The foregoing description of Mr. Chen’s employment terms does not purport to be complete and is subject to, and qualified in its entirety by, the full text of his Employment Agreement, which is attached hereto as Exhibit 10.1, the terms of which are incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit 10.1	Employment Agreement of Quinn Chen.
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICA GREAT HEALTH (Name of Registrant)

Date: March 29, 2022	By:	/s/ Mike Wang

	Name:	Mike Wang
	Title:	President (Principal Executive Officer)